Fixed Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Computer software and equipment	$ 2,288	$ 2,222
Furniture, fixtures and equipment	670	1,046
Leasehold improvements	773	666
Property, Plant and Equipment, Gross, Total	3,731	3,934
Less: Accumulated depreciation	3,514	3,379
Fixed assets, net	$ 217	$ 555